EXHIBIT 10.2

[FORM OF LETTER AGREEMENT]

[DIRECTORS] [BARKER, MASON and RAMAGE]

____________, 2006

Symmetry Holdings Inc.
432 Scarborough Road
Briarcliff Manor, NY 10510

      Re:  Letter Agreement with Directors

Gentlemen:

        Reference is made to the Underwriting Agreement (the “Underwriting Agreement”) proposed to be entered into among Symmetry Holdings Inc., a Delaware corporation (the “Company”), and the Underwriters named in Schedule I thereto (the “Underwriters”), for whom FTN Midwest Securities Corp. is acting as representative (the “Representative”), relating to a proposed firm commitment underwritten initial public offering (the “IPO”) of units (the “Units”), each comprised of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and one warrant, which is initially exercisable to purchase one share of Common Stock. Capitalized terms used herein that are not defined herein shall have the meanings set forth on Schedule 1 attached hereto.

        The undersigned individual named below (the “Undersigned”) and the Company are willing to enter into this letter agreement in order to induce the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, in recognition of the benefit that the IPO will confer upon the Company as the issuer of the Units and the Undersigned as a securityholder of the Company, and in reliance on the representations, warranties, understandings, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. Accordingly, the Parties hereby agree as follows:

        1.        Until the Initial Business Combination is consummated, the Undersigned shall, in connection with the vote of stockholders of the Company at a meeting at which a proposed Initial Business Combination is submitted for approval by such stockholders, vote all shares of Common Stock Beneficially Owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares on the approval of such proposed Initial Business Combination. To the extent that any of such shares are held of record by a person other than the Undersigned, the Undersigned shall cause such person to vote such shares in accordance with the preceding sentence. The Company shall take or cause to be taken such action (including providing information as to the preliminary and final results of voting at such a meeting (subject to receipt by the Company of appropriate confidentiality undertakings)) as may be necessary or appropriate to enable the Undersigned to comply with this Paragraph 1.

        2.        Until the Initial Business Combination is consummated, the Undersigned, in connection with the vote of stockholders of the Company at a meeting at which (i) any proposed amendment to Article VII of the Amended and Restated Certificate of Incorporation  (other than an amendment to cure ambiguities, omissions or inconsistencies, to make further provision giving effect to the distributions and conversions rights set forth therein or to reflect changes in applicable law or the interpretation or application thereof so as to continue to give effect to such distribution and conversion rights) is submitted for approval by such stockholders or (ii) any proposed amendment to Article XIII of the Amended and Restated Certificate of Incorporation that would allow holders of less than 100% of the outstanding shares of Common Stock to amend Article VII of the Amended and Restated Certificate of Incorporation is submitted for approval by such stockholders, vote all shares of Common Stock Beneficially Owned by him against such proposed amendment.  To the extent that any of such shares are held of record by a person other than the Undersigned, the Undersigned shall cause such person to vote such shares in accordance with the preceding sentence.

        3.        So long as the Undersigned is a stockholder of the Company, the Undersigned shall take such reasonable actions (that the Undersigned is able to take as such a stockholder) as may be necessary or appropriate to cause the Company to be dissolved and liquidated when and as contemplated by Article VII of the Amended and Restated Certificate of Incorporation of the Company. Such actions include, without limitation, voting all shares of Common Stock Beneficially Owned by him in favor of such dissolution and liquidation. To the extent that any of such shares are held of record by a person other than the Undersigned, the Undersigned shall cause such person to vote such shares in accordance with the preceding sentence.

        4.        So long as the Undersigned is a director of the Company, the Undersigned shall take such reasonable actions as may be necessary or appropriate (that the Undersigned is able to take as such as a director) to cause the Company to be dissolved and liquidated when and as contemplated by Article VII of the Amended and Restated Certificate of Incorporation of the Company. So long as the Undersigned is a director of the Company, the Undersigned also shall not take any action to modify or waive any provisions of Articles VII and XIII of the Amended and Restated Certificate of Incorporation. Notwithstanding anything contained herein to the contrary, the Undersigned shall not be required to take any action to the extent that such action would constitute a violation of applicable law or a breach of fiduciary duty or be deemed to have agreed to take any action to the extent that such agreement would be invalid under or a violation of applicable law.

        5.        In connection with paragraphs 1, 2, 3, 4, 6, 8 and 10, the Undersigned, in his capacity as a stockholder, consents to the entry into similar letter agreements by all of the other directors of the Company and is entering into this letter agreement in reliance upon similar consents from all of the other stockholders of the Company. The Company represents and warrants that all of the other stockholders of the Company have given or are concurrently giving such similar consents.

        6.        The Undersigned waives any and all right, title, interest or claim of any kind in or to, and agrees not to seek recourse of any kind against the Trust Fund for, any distribution from the Trust Fund with respect to the shares of Common Stock Beneficially Owned by the Undersigned immediately prior to the Effective Date, except in respect of distributions, if any, contemplated by Article VII of the Amended and Restated Certificate of Incorporation of the Company. If the Undersigned receives a distribution from the Trust Fund to which he is not entitled, the Undersigned shall receive and hold such distribution in trust for the benefit of the

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persons entitled thereto and pay such distribution over to such persons as directed by the Company or a court. Notwithstanding anything contained herein to the contrary, the Undersigned shall not be required to pay such distribution over except against delivery of a receipt of payment, shall have no liability (i) for not demanding or receiving any such receipt or for any defect therein or invalidity thereof, (ii) for any delay in paying over in connection with any determination of the persons entitled thereto or (iii) for compliance with any such direction which the Undersigned believes to be genuine (and compliance with any such direction shall constitute a full discharge of all obligations and liabilities of the Undersigned in respect of any such pay over) and shall have no obligation to make any such determination (and shall be entitled to submit such determination to a court and shall have no liability for so doing). To the extent that any of such shares are held of record by a person other than the Undersigned, the Undersigned shall cause such person to give a waiver and receive, hold and pay over distributions in respect of such shares in accordance with the preceding sentence.

        7.        Neither the Undersigned nor any members of his immediate family or any of his Affiliates will be entitled to receive, and Undersigned will not and will not permit any member of his immediate family or any of his Affiliates to accept, any compensation for services rendered or to be rendered to the Company prior to or in connection with the consummation of the Initial Business Combination, except as contemplated by the Registration Statement. The Undersigned and members of his immediate family and his Affiliates shall be entitled to reimbursement from the Company for reasonable out-of-pocket expenses incurred in connection with services rendered or to be rendered to the Company.

        8.        The Undersigned will escrow all shares of Common Stock Beneficially Owned by him immediately prior to the Effective Date and all shares of Common Stock included in any units purchased by the Undersigned in the IPO in accordance with an escrow agreement among the Company, the Undersigned and the other existing stockholders of the Company, and Continental Stock Transfer & Trust Company, as escrow agent, on terms contemplated by the Registration Statement and otherwise in form and substance reasonably acceptable to the Company and the Representative. To the extent that any of such shares are held of record by a person other than the Undersigned, the Undersigned shall cause such person to escrow such shares in accordance with the preceding sentence. From the date hereof until the consummation of the Initial Business Combination, the Undersigned shall not acquire any additional shares of Common Stock, except as contemplated by the Registration Statement. Nothing in the preceding sentence shall be construed as to prohibit the Undersigned from purchasing any warrants of the Company.

        9.        So long as the Undersigned is re-elected as a director of the Company at such time or times as the election of an individual to fill the directorship held by the Undersigned is held, and absent a significant hardship, legal requirement or comparable development affecting the Undersigned, members of his family or his Affiliates, the Undersigned agrees to serve as a director of the Company until the earlier of the consummation of the Initial Business Combination or the completion of the dissolution and liquidation of the Company. The triggering of a requirement to dissolve and liquidate the Company shall not constitute such a hardship, requirement or development.

        10.        The Undersigned shall vote all shares of Common Stock Beneficially Owned by him for the re-election of the existing directors of the Company as directors at such time or

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times as the election of individuals to fill directorships held by such existing directors is held absent such a hardship, requirement or development (including a development as a result of which the Undersigned believes in good faith it would be imprudent to do so). To the extent that any of such shares are held of record by a person other than the Undersigned, the Undersigned shall cause such person to vote such shares in accordance with the preceding sentence.

        11.        The Undersigned represents and warrants that his biographical information set forth in the Registration Statement is accurate in all material respects and that his Directors and Officers Questionnaire previously furnished to the Company and the Representative is complete and accurate in all material respects.

        12.        The Undersigned represents and warrants that he has the right, power and authority to execute, deliver and perform this letter agreement and serve as a director of the Company and that his execution, delivery and performance of this letter agreement and his service as a director of the Company will not violate any agreement by which he is bound (including any non-competition or non-solicitation agreement with any employer or former employer).

        13.        The Undersigned authorizes any employer, financial institution or consumer credit reporting agency to release to the Representative, its counsel and any investigative search firm retained by the Representative, upon request, any information such employer, institution or firm may have about the Undersigned and his background and finances (the “Information”); provided, that the Representative or such counsel or firm shall have agreed to promptly provide a copy thereof to the Undersigned upon request, to maintain the confidentiality thereof as described below and to use the Information solely for the purposes of the IPO. Any such employer, institution or firm may assume that the Representative or such counsel or firm shall have so agreed and, by making any such request in reliance hereon, the Representative or such counsel or firm shall be deemed to have so agreed. If the Representative or such counsel or firm requests, obtains and uses such Information in accordance herewith, the Undersigned waives any claim that he may have against the Representative or such counsel or firm for violation of the Undersigned’s right of privacy by reason of requesting, obtaining and using the Information in reliance hereon. The agreement of the Representative or such counsel or firm described above shall include the agreement not to release the Information to the Company or to any other person, without the prior written consent of the Undersigned, and to use at least the same measures to protect the confidentiality of the Information as it takes to protect its own similar confidential information, but in no event less than reasonable care. Nothing in this paragraph shall restrict the disclosure of the Information in the Registration Statement to the extent required by applicable laws or in connection with the defense of any regulatory inquiry or investigation or any litigation or other proceeding.

        14.        Until the earlier of the (i) consummation of the Initial Business Combination, (ii) the completion of the liquidation and dissolution of the Company or (iii) such time as the Undersigned is no longer a director of the Company, and subject to any pre-existing fiduciary obligations that the Undersigned might have, the Undersigned shall present to the Company for its consideration, prior to presentation to any other person, any suitable opportunity to consummate a Business Combination (that, if approved and consummated, would reasonably be expected to constitute an Initial Business Combination), involving an industrial, asset-based

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business, which is in, or is a supplier to, the basic industries sector. This sector encompasses a broad range of primary industries, including metals and materials, transportation and distribution, chemicals, mining, and energy and energy-related infrastructure.

        15.        This letter agreement shall be binding on the Parties and their respective successors, estates, heirs, personal representatives and assigns. Neither this letter agreement nor any of the rights or obligations hereunder shall be delegated or assigned by either of the Parties without the prior written consent of the other Party (which consent shall not be unreasonably withheld). No such assignment or delegation shall relieve such Party of any of its respective liabilities or obligations hereunder. Any assignment of rights or delegation of duties under this Agreement by a Party without the prior written consent of the other Party, if such consent is required hereby, shall be void. No person (other than the Representative as expressly provided herein) shall be, or be deemed to be, a third party beneficiary of this Agreement other than as expressly set forth herein.

        16.        This letter agreement shall terminate on the earlier of (i) the consummation of the Initial Business Combination or (ii) the completion of the liquidation and dissolution of the Company.

        17.        THE VALIDITY, INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS LETTER AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE LAWS, RULES OR PRINCIPLES OF THE STATE OF NEW YORK REGARDING CONFLICTS OF LAWS). Each Party agrees that any proceeding arising out of or relating to this letter agreement or the breach or threatened breach hereof shall be commenced and prosecuted in a court in the State of New York. Each Party consents and submits to the non-exclusive personal jurisdiction of any court in the State of New York in respect of any such proceeding. Each Party consents to service of process upon it with respect to any such proceeding by any means by which notices may be transmitted hereunder or by any other means permitted by applicable laws and rules. Each Party waives any objection that it may now or hereafter have to the laying of venue of any such proceeding in any court in the State of New York and any claim that it may now or hereafter have that any such proceeding in any court in the State of New York has been brought in an inconvenient forum. EACH PARTY WAIVES TRIAL BY JURY IN ANY SUCH PROCEEDING.

        18.        All notices required or permitted to be given pursuant to this letter agreement shall be given by written notice, shall be transmitted by personal delivery, registered or certified mail (return receipt requested, postage prepaid), or nationally recognized courier service, and shall be addressed to the intended recipient at its address set forth herein. A Party may designate a new address to which such notices shall thereafter be transmitted by giving written notice to that effect to the other Party. Each notice transmitted in the manner described herein shall be deemed to have been (a) delivered to the addressee as indicated by the return receipt (if transmitted by mail), the mailing label (if transmitted by courier service), the affidavit of the messenger (if transmitted by personal delivery) or (b) presented for delivery to the addressee as so indicated during normal business hours, if such delivery shall have been refused for any reason.

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        19.        This letter agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and cancels and supersedes all of the previous or contemporaneous contracts, representations, warranties and understandings (whether oral or written) by or between the Parties with respect to the subject matter hereof. As used herein, the word “including” shall in all cases be deemed to the followed by the phrase “without limitation” and the word “person” shall include individuals and corporations, societies, companies, partnerships, trusts, unincorporated associations, governments and governmental instrumentalities, and other entities of any kind.

        20.        No addition to, and no cancellation, extension, modification or amendment of, this letter agreement shall be binding upon a Party unless such addition, cancellation, extension, modification or amendment is set forth in a written instrument which expressly states that it adds to, amends, cancels, extends or modifies this letter agreement and which is executed and delivered by each Party, together with the consent of the Representative (which consent shall not be unreasonably withheld).

        21.        No waiver of any provision hereof shall be binding upon a Party unless it is expressly set forth in a written instrument which is executed and delivered by such Party, together with the consent of the Representative (which consent shall not be unreasonably withheld). Neither the exercise (from time to time and at any time) by a Party of, nor the delay or failure (at any time or for any period of time) to exercise, any right, power or remedy shall constitute a waiver of the right to exercise, or impair, limit or restrict the exercise of, such right, power or remedy or any other right, power or remedy at any time and from time to time thereafter. No waiver of any right, power or remedy of a Party shall be deemed to be a waiver of any other right, power or remedy of such Party or shall, except to the extent so waived, impair, limit or restrict the exercise of such right, power or remedy.

        22.        This letter agreement may be signed in any number of counterparts, each of which (when executed and delivered) shall constitute an original instrument, but all of which together shall constitute one and the same instrument. This letter agreement shall become effective at such time as counterparts shall have been executed and delivered by all of the Parties, regardless of whether all of the Parties have executed the same counterpart. It shall not be necessary when making proof of this letter agreement to account for any counterparts other than a sufficient number of counterparts which, when taken together, contain signatures of all of the Parties. A facsimile of an original shall be as effective as delivery of such original.

        23.        If any provision hereof shall hereafter be held to be invalid, unenforceable or illegal, in whole or in part, in any jurisdiction under any circumstances for any reason, such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances.

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        If this letter accurately sets forth our agreement, please so acknowledge by signing a copy of this letter in the space indicated below and returning it to the Undersigned.

Sincerely, [Name] By: Name: Title: Address:

Accepted and agreed:

Symmetry Holdings Inc.
432 Scarborough Road
Briarcliff Manor, NY 10510

By: ______________________
Name:
Title:

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SCHEDULE 1

Supplemental Common Definitions

        Unless the context shall otherwise require, the following terms shall have the following meanings, and the following definitions are equally applicable to both the singular and the plural forms, and the feminine, masculine and neuter forms, of the terms defined.

        “Affiliate” shall have the meaning given to it under Rule 405 under the Securities Act of 1933.

        “Amended and Restated Certificate of Incorporation” shall mean the Amended and Restated Certificate of Incorporation of the Company, as in effect as of the Effective Date.

        “Beneficially Owned” shall have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934.

        “Business Combination” shall have the meaning set forth in Article VII of the Amended and Restated Certificate of Incorporation.

        “Effective Date” shall mean the date upon which the Registration Statement is declared effective under the Securities Act of 1933 by the SEC.

        “Initial Business Combination” shall have the meaning set forth in Article VII of the Amended and Restated Certificate of Incorporation.

        “IPO Shares” shall have the meaning set forth in Article VII of the Amended and Restated Certificate of Incorporation.

        “Party” or “Parties” shall mean the Undersigned or the Company or both, as the case may be.

        “Registration Statement” shall mean the registration statement relating to the IPO filed by the Company on Form S-1 (No. 333-135353), as declared effective by the SEC.

        “SEC” shall mean the United States Securities and Exchange Commission.

        “Trust Fund” shall mean the trust account established at JPMorgan Chase Bank N.A. maintained by Continental Stock Transfer and Trust Company, as trustee, in which proceeds from the IPO are deposited as described in the Registration Statement.